FORM 8-K

United States
Securities and Exchange Commission
Washington, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

THE RADIANT CREATIONS GROUP, INC., INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

333-166884 (Commission File Number)	45-2753483 (IRS Employer Identification No.)
Harbour Financial Center 2401 PGA Boulevard, Suite 280-B Palm Beach Gardens, FL (Address of principal executive offices)	33410 (Zip Code)

(561) 420-0380
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01 Entry into a Material Definitive Agreement.

On November 19, 2013, we executed a Securities Purchase Agreement with Asher Enterprises, Inc., whereby we issued a convertible promissory note dated November 19, 2013, to Asher Enterprises, Inc. bearing interest on the unpaid balance at the rate of eight percent, in the original principal amount of $78,500.

The note is convertible into shares of our common stock by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion. The term Conversion Amount” means, with respect to any conversion of a note, the sum of (1) the principal amount of the note to be converted in such conversion plus (2) at Asher Enterprises, Inc.'s option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in the note to the Conversion Date; provided, however, that The Radiant Creations Group, Inc. shall have the right to pay any or all interest in cash plus (3) at our option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2) plus (4) at Asher Enterprises, Inc.'s option, any amounts owed to Asher Enterprises, Inc. under the note.

The conversion price (the Conversion Price) shall be the Variable Conversion Price (subject to equitable adjustments for stock splits, stock dividends or rights offerings by The Radiant Creations Group, Inc. relating to our securities or the securities of any subsidiary of The Radiant Creations Group, Inc., combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The Variable Conversion Price shall mean 58 percent multiplied by the Market Price (as defined in the note). “Market Price" means the average of the lowest three Trading Prices for our common stock during the 20 Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. Trading Price means, for any security as of any date, the closing bid price on the Over-the-Counter Bulletin Board, Pink Sheets electronic quotation system or applicable trading market (the OTC) as reported by a reliable reporting service (Reporting Service) designated by the Holder (i.e. Bloomberg) or, if the OTC is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the pink sheets. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by The Radiant Creations Group, Inc. and the holders of a majority in interest of the note being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such note.

As of December 17, 2013, the Company entered into a second SPA with Asher and issued an additional Asher Note (face value $32,500) with identical economic terms as described above.

As of January 27, 2014, the Company entered into a third SPA with Asher and issued an additional Asher Note (face value $32,500) with identical economic terms as described above.

As of July 8, 2014, the Company entered into a fourth SPA with Asher and issued an additional Asher Note bearing interest on the unpaid balance at the rate of eight percent, in the original principal amount of $21,150.

The note is convertible into shares of our common stock by dividing the Conversion Amount by the applicable Conversion Price then in effect on the date specified in the notice of conversion. The term Conversion Amount” means, with respect to any conversion of a note, the sum of (1) the principal amount of the note to be converted in such conversion plus (2) at Asher Enterprises, Inc.'s option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in the note to the Conversion Date; provided, however, that The Radiant Creations Group, Inc. shall have the right to pay any or all interest in cash plus (3) at our option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2) plus (4) at Asher Enterprises, Inc.'s option, any amounts owed to Asher Enterprises, Inc. under the note.

The conversion price (the Conversion Price) shall be the Variable Conversion Price (subject to equitable adjustments for stock splits, stock dividends or rights offerings by The Radiant Creations Group, Inc. relating to our securities or the securities of any subsidiary of The Radiant Creations Group, Inc., combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The Variable Conversion Price shall mean 45 percent multiplied by the Market Price (as defined in the note) (representing a discount rate of 55%). “Market Price" means the average of the lowest three Trading Prices (as defined below) for our common stock during the 20 Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. Trading Price means, for any security as of any date, the closing bid price on the Over-the-Counter Bulletin Board, Pink Sheets electronic quotation system or applicable trading market (the OTC) as reported by a reliable reporting service (Reporting Service) designated by the Holder (i.e. Bloomberg) or, if the OTC is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the pink sheets. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by The Radiant Creations Group, Inc. and the holders of a majority in interest of the note being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such note.

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As of September 3, 2014, the Company entered into a fifth SPA with Asher and issued an additional Asher Note (face value $32,500) with identical economic terms as described in the first, second and third SPA above.

“Trading Day shall mean any day on which shares of our common stock are tradable for any period on the OTC, or on the principal securities exchange or other securities market on which shares of our common stock are then being traded.

All shares of our common stock to be issued to Asher Enterprises, Inc. are to be issued free of any restrictions pursuant to Rule 144 under the Securities Act.

The note(s) further provides for anti-dilution adjustments in favor of Asher Enterprises, Inc., in the event we offer additional shares of our common stock.

As of the date of this report, $138,650.00 of the note(s) remains unpaid. There have been four conversions of the note dated November 19, 2013. The remaining balance of the note is $20,000 plus accrued interest.

Copies of the Securities Purchase Agreement and convertible note in favor of Asher Enterprises, Inc. are filed as exhibits to this report.

As of November 20, 2014, the registrant had outstanding 34,973,708 shares of common stock, par value $0.00001 per share.

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Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. Not applicable.

(b) Pro forma financial information. Not applicable.

(c) Shell Registrant transaction. Not applicable.

(d) Exhibits.

Exhibit No.	Identification of Exhibit
10.1*	Securities Purchase Agreement dated November 19, 2013, between Asher Enterprises, Inc. and the registrant with respect to the issuance of a Convertible Promissory Note in the amount of $78,500.
10.2*	Convertible Promissory Note dated November 19, 2013, issued by the registrant in favor of Asher Enterprises, Inc., in the amount of $78,500.
10.3*	Securities Purchase Agreement dated December 17, 2013, between Asher Enterprises, Inc. and the registrant with respect to the issuance of a Convertible Promissory Note in the amount of $32,500.
10.4*	Convertible Promissory Note dated December 17, 2013, issued by the registrant in favor of Asher Enterprises, Inc., in the amount of $32,500.
10.5*	Securities Purchase Agreement dated January 27, 2014, between Asher Enterprises, Inc. and the registrant with respect to the issuance of a Convertible Promissory Note in the amount of $32,500.
10.6*	Convertible Promissory Note dated January 27, 2014, issued by the registrant in favor of Asher Enterprises, Inc., in the amount of $32,500.
10.7*	Securities Purchase Agreement dated July 8, 2014, between Asher Enterprises, Inc. and the registrant with respect to the issuance of a Convertible Promissory Note in the amount of $21,150.
10.8*	Convertible Promissory Note dated July 8, 2014, issued by the registrant in favor of Asher Enterprises, Inc., in the amount of $21,150.
10.9*	Securities Purchase Agreement dated September 3, 2014, between Asher Enterprises, Inc. and the registrant with respect to the issuance of a Convertible Promissory Note in the amount of $32,500.
10.10*	Convertible Promissory Note dated September 3, 2014, issued by the registrant in favor of Asher Enterprises, Inc., in the amount of $32,500.

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* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2014.	THE RADIANT CREATIONS GROUP, INC., INC.

By:	/s/ Gary R. Smith
Gary R. Smith, Chief Executive Officer

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